SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))

                         [X] Definitive Proxy Statement

                       [ ] Definitive Additional Materials

                    [ ] Soliciting Material under Rule 14a-12

                           GREG MANNING AUCTIONS, INC.

                (Name of Registrant as Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

    [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.


     1.   (1) Title of each class of securities to which transaction applies:


     2.   (2) Aggregate number of securities to which transaction applies:


     3. (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4.   (4) Proposed maximum aggregate value of transaction:

     5.   ________________________________________________________________

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     7.   ________________________________________________________________

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     8.   [ ] Fee paid previously with preliminary materials.

     9. [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                          GREG MANNING AUCTIONS, INC.
--------------------------------------------------------------------------------

                               775 Passaic Avenue
                         West Caldwell, New Jersey 07006
                        Phone 800-221-0243 - 973-882-0004
                                Fax 973-882-3499
                               www.gregmanning.com




October 25, 2002

To Our Stockholders:

      You are cordially invited to attend the annual meeting of stockholders of Greg Manning Auctions, Inc., which will be held at the Radisson Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004, on Wednesday, December 11, 2002, at 10:00 AM Eastern Standard Time.

      The notice of annual meeting and proxy statement covering the formal business to be conducted at the annual meeting follow this letter.

      We hope that you will attend the annual meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy card promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.


                                   Sincerely,

                                   /s/ Martha Husick
                                   MARTHA HUSICK
                                   Secretary

                           GREG MANNING AUCTIONS, INC.
                               775 Passaic Avenue
                         West Caldwell, New Jersey 07006
                                  973-882-0004

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

      The annual meeting of stockholders of Greg Manning Auctions, Inc. ("GMAI") will be held at the Radisson Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004, on Wednesday, December 11, 2002, at 10:00 AM Eastern Standard Time, for the following purposes:

      o to elect two directors to serve for terms of three years and until their respective successors have been duly elected and qualified;

      o to ratify the appointment of Amper, Politziner & Mattia P.C. as GMAI's independent public accountants for the fiscal year ending June 30, 2003;

      o     to approve the following amendments to GMAI's 1997 Stock Incentive
            Plan:

            o an amendment to increase from 2,250,000 to 3,500,000 the total number of shares that GMAI may issue under GMAI's 1993 Stock Option Plan and the 1997 Stock Incentive Plan, as amended;

            o an amendment to increase from 200,000 to 550,000 the total number of shares that GMAI may issue in any given year to an individual employee of GMAI under the 1997 Stock Incentive Plan, as amended; and

      o to transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

      Stockholders of record at the close of business on October 24, 2002, are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card in the reply envelope provided, which requires no postage if mailed in the United States. Stockholders attending the annual meeting may vote in person even if they have returned a proxy card. By promptly returning your proxy card, you will greatly assist us in preparing for the annual meeting.

                                    By order of the board of directors


                                    /s/ Martha Husick
                                    MARTHA HUSICK
                                    Secretary

West Caldwell, New Jersey
October 25, 2002

                           GREG MANNING AUCTIONS, INC.


                               PROXY STATEMENT FOR
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                         To be held on December 11, 2002

      Commencing on or about October 25, 2002, this proxy statement and the enclosed form of proxy card are being mailed to stockholders of Greg Manning Auctions, a Delaware corporation ("GMAI" or the "Company"), in connection with the GMAI board of directors' solicitation of proxies for use at the annual meeting of GMAI stockholders and at any adjournment or postponement. The annual meeting is being held at the Radisson Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004 on Wednesday, December 11, 2002, at 10:00 AM Eastern Standard Time, for the purposes described in this proxy statement.

      GMAI's annual report is included with this proxy statement. It contains GMAI's financial statements for fiscal year 2002 and other information concerning GMAI.

      During the ten days prior to the annual meeting, a list of stockholders entitled to vote at the annual meeting will be available for examination by stockholders at GMAI's principal executive offices located at 775 Passaic Avenue, West Caldwell, New Jersey 07006, during ordinary business hours. A shareholder list will also be available for examination at the annual meeting.

      If you are unable to attend the annual meeting, you may vote by proxy on any matter to come before the meeting. The board of directors is in this proxy statement soliciting your proxy. Any proxy given pursuant to this solicitation and received in time for the annual meeting will be voted as specified on the proxy card. If no instructions are given, proxies will be voted (1) FOR election of the nominees named below under the caption "Election of Directors," (2) FOR ratification of the appointment of Amper, Politziner & Mattia P.C. as GMAI's independent public accountants for the fiscal year ending June 30, 2002, (3) FOR the amendments to GMAI's 1997 Stock Incentive Plan, as amended, and (4) in the discretion of the proxies named on the proxy card, with respect to any other matters properly brought before the annual meeting. Attendance in person at the annual meeting will not of itself revoke a proxy, but any shareholder who does attend the annual meeting may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by submitting a properly executed proxy with a later date or by sending a written notice of revocation to GMAI's corporate secretary at GMAI's principal executive offices.

      The holders of a majority of the outstanding shares of GMAI common stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted in any manner are included in determining the number of votes present. Abstentions and Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present.

      In order to be elected, a nominee for director must receive a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock present in person or by proxy and entitled to vote thereon is required to ratify the appointment of the independent public accountants and to approve the amendments to the 1997 stock incentive plan, as amended. In all cases abstentions and Broker Shares that are not voted will not be included in determining the number of votes cast. GMAI has appointed an inspector who will determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and will receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting or any shareholder entitled to vote at the meeting, the inspectors will make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them will be prima facie evidence of the facts stated and of the vote as certified by them.

      Only stockholders of record at the close of business on October 24, 2002 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement. As of the close of business on October 24, 2002, there were 12,703,304 shares of GMAI common stock outstanding. Each share of common stock entitles the record holder to one vote on all matters properly brought before the annual meeting and any adjournment or postponement, with no cumulative voting.

      On October 24, 2002, executive officers and directors of GMAI owned, in the aggregate, approximately 60.2% of the outstanding common stock. They have indicated that they intend to vote in the manner recommended by the board of directors.


PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees for Election

      GMAI's restated certificate of incorporation provides that the members of GMAI's board of directors must be divided into three classes, as nearly equal in size as possible, with the term of office of one class expiring each year. Accordingly, in any given year only those directors belonging to one class may be changed and it would take elections in three consecutive years to change the entire board of directors. At the upcoming annual meeting, two directors will be elected to serve three-year terms (until the third succeeding annual meeting, in 2005) and until their respective successors are duly elected and qualified. Unless authority to vote for the election of directors is withheld, the enclosed proxy will be voted FOR the election of the nominees named below.

      Gregory N. Roberts and Mark B. Segall have been nominated by the board of directors for election to the board, to serve until the third succeeding annual meeting, in 2005, and until their respective successors are duly elected and qualified. No other nominations were submitted.

      Scott S. Rosenblum and Anthony L. Bongiovanni have been elected, and Esteban Perez has been appointed, to serve until the 2003 annual meeting of stockholders.

      Albertino de Figueiredo, Greg Manning and James M. Davin have been elected to serve until the 2004 annual meeting of stockholders.

      Although a director vacancy exists, the board has determined that it is in the Company's best interest for no additional directors to be nominated other than the nominees set forth below in order to give the board of directors flexibility to appoint additional directors if the need arises. Accordingly, proxies may not be voted for a greater number of persons than the number of nominees named.

       GMAI's restated certificate of incorporation provides that directors may be removed only for cause and that any such removal must be approved by the affirmative vote of at least a majority of the outstanding shares of GMAI capital stock entitled to vote generally in the election of directors cast at a meeting of stockholders called for that purpose. While GMAI believes that provision of the restated certificate of incorporation is in the best interests of GMAI and its stockholders, this requirement may have the effect of protecting management against outside interests.

Information Concerning Directors and Officers

      You will find below background information with respect to the nominees for election and the directors whose terms of office will continue after the upcoming annual meeting. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding their holdings of GMAI common stock.

NOMINEES FOR DIRECTORS WHOSE TERM EXPIRES IN 2005

      Gregory N. Roberts, age 40, a director since February 2000, has been the President of Spectrum Numismatics since the early 1990s, following 9 years with Hannes Tulving in Newport Beach, CA. He has spent the last 24 years honing his skills to such an extent that he was able to successfully purchase such rare coins as the King of Siam proof set, the 1861 Pacquet Liberty Gold Coins-$1MM, and the Eliasberg-Stickney 1804 Silver Dollar-$1.8MM. He is also a lifetime member of the Professional Numismatics Guild.

      Mark B. Segall, age 41, a director since December 1999, is currently President and Chief Executive Officer of Investec, Inc., the U.S. Investment Banking arm of The Investec Group. Mr. Segall serves on Board of Directors of Investec, Inc., Investec Ernst & Company, and Investec USA Holdings. He also serves on the Board of Directors of Siliconix incorporated, Integrated Asset Management, and Trident Rowan Group, Inc. Mr. Segall was a partner at Kramer Levin Naftalis & Frankel, a New York law firm, from 1995 through 1999.

DIRECTORS WHOSE TERMS EXPIRE IN 2003

      Anthony L. Bongiovanni, Jr., age 44, is President of Micro Strategies, Incorporated, a leading developer and supplier of microcomputer based business applications throughout the New York, New Jersey and Pennsylvania areas, which he founded in 1983. Mr. Bongiovanni has a B.S. in mechanical engineering from Rensellaer Polytechnical Institute. Mr. Bongiovanni also serves as Chief Technology Officer of GMAI.

      Esteban Perez, age 60, has been a director of GMAI since January 2001. Mr. Perez was Chairman of Tubacex S.A., a listed company in the Spanish Stock Exchange, from which he departed in 1993, and now is Chairman of Auctentia, S.A. Mr. Perez is also Director of the Board of Finarte Espana, an art auction house in Madrid, and also Director of Brohan-Design, an art and design service company in New York. Mr. Perez represents Afinsa S.A. in the Board of Trustees of the Guggenheim Bilbao Museum. Mr. Perez is graduated in Economics and Laws by the Deusto University.

      Scott S. Rosenblum, age 53, has been a director of the Company since December 1992. Mr. Rosenblum has been a partner (since 1991) in the law firm of Kramer Levin Naftalis & Frankel LLP, and previously (from 1984 to 1991) was a partner in the law firm of Stroock & Stroock & Lavan. Mr. Rosenblum received his J.D. degree from the University of Pennsylvania.


DIRECTORS WHOSE TERMS EXPIRE IN 2004

      Greg Manning, age 56, has been Chairman of the Board of the Company since its inception in 1981 and Chief Executive Officer since December 8, 1992. Mr. Manning was the Company's President from 1981 until August 12, 1993 and from March 8, 1995 to the present. Mr. Manning also has been Chairman of the Board and President of CRM since its inception, which he founded as "Greg Manning Company, Inc." in 1961.

      James M. Davin, age 56, a director since February 2000, has since 1993 been President of Davin Capital Corporation, a private investment company and Davin Capital, L.P., a private investment partnership. Mr. Davin is also a trustee and a member of the Finance Committee of Blair Academy, an independent school in Blairstown, New Jersey and a former member of the Advisory Board of the Georgetown University School of Business, from which he graduated in 1967. Mr. Davin's investment career started in 1969 at First Boston, from which he departed in 1988 as Managing Director to join Drexel Burnham Lambert Group, Inc. in 1990. Mr. Davin left Drexel as Executive Vice President, Senior Trading Official, a position mandated by the SEC under the company's agreement with the US District Attorney's office, after which he joined Lehman Brothers. Mr. Davin departed Lehman Brothers in 1993 as Managing Director to serve as Vice Chairman of Craig Drill Capital, a private investment fund in New York. Mr.

Davin has been an active member of the National Association of Securities Dealers, for which he was Chairman and Vice President of Governors in 1987 as well as a board member from 1985 until 1988.

      Albertino de Figueiredo, age 72, was appointed as a director of the Company on September 10, 1997. In 1980, Mr. De Figueiredo founded AFINSA, S.A, a company engaged in the business of Philatelics and numismatics, and is currently Chairman of the Board of AFINSA, S.A. and its subsidiaries. Mr. De Figueiredo is also Vice-Chairman of the Board of Directors of FINARTE ESPANA, an art auction house, and a member of the Executive Board of ASCAT, the International Association of the Stamp Catalog and Philatelic Publishers.

      The Board of Directors recommends that stockholders vote FOR the election of the nominees named above.

Directors' Meetings and Committees

      The Board of Directors met four times in fiscal 2002. Each director attended at least 75% of the meetings of the Board of Directors and of the committees, if any, of which he was a member.

Audit Committee

      The Audit Committee of the Board of Directors during fiscal year 2002 consisted of James M. Davin, Esteban Perez (appointed in April 2002) and Scott Rosenblum. These committee members have been determined to meet the independence requirements and other criteria established by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The roles and responsibilities of the Audit Committee are set forth in a written Audit Committee Charter adopted by the Board of Directors, a copy of which is attached as Annex A. The audit committee met four times during fiscal 2002.

      Management is responsible for the Company's internal controls, the financial reporting process and preparation of the consolidated financial statements of the Company. The Company's independent auditors are responsible for, among other things, performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. It is the responsibility of the Audit Committee to monitor and oversee these processes.

Audit Committee Report

      In fulfilling its oversight duties, the Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2002 with management and the independent auditors, Amper, Politziner & Mattia P.C. The Audit Committee also discussed with Amper, Politziner & Mattia P.C. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). This discussion included the independent auditors' judgments as to the quality, not just the acceptability, of the Company's accounting principles, as well as such other matters required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee received the written disclosures and the letter from Amper, Politziner & Mattia P.C. required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with Amper, Politziner & Mattia P.C. the firm's independence.

      The Audit Committee also considered the compatibility of non-audit services provided to the Company by Amper, Politziner & Mattia P.C. with the maintenance of the auditor's independence.

      Based upon the above review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder ratification, the selection of Amper, Politziner & Mattia P.C. as the Company's independent auditors for fiscal year 2003 (See Proposal 2).

      Respectfully submitted,

      The Audit Committee

      James M. Davin
      Esteban Perez
      Scott S. Rosenblum

      The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference in any such document.

Compensation Committee

      The Board of Directors had no standing Compensation Committee during the year ended June 30, 2002. The Board has appointed a Compensation Committee for the year ended June 30, 2003, whose members are James Davin, Esteban Perez and Scott S. Rosenblum.

Nominating Committee

      The Board of Directors has no standing Nominating Committee.


                               EXECUTIVE OFFICERS

GMAI's executive officers are as follows:

Name                Age        Position
----                ---        --------

Greg Manning        56         Chairman   of  the   Board,   Chief
                               Executive Officer and President

Larry Crawford      54         Executive  Vice President and Chief
                               Financial Officer

Anthony Bongiovanni 44         Chief Technology Officer

Carol Meltzer       43         General Counsel

James Reiman        48         Executive Vice President


See "Election of Directors" for information relating to Messrs. Manning and Bongiovanni.

      Larry Crawford, age 54, has been Executive Vice President and Chief Financial Officer since April 23, 2001. Mr. Crawford served as Chief Financial Officer of Arzee Holdings, Inc. from 1996 to 2001 and as Vice President of Finance and Chief Financial Officer of Talon, Inc., a subsidiary of Coats Viyella plc from 1987 to 1996. Mr. Crawford is a certified public accountant and received his B.A. degree from Pennsylvania State University and his M.B.A. degree from the Lubin School of Business of Pace University.

      Carol Meltzer, age 43, has served provided legal services to the Company since 1995. She previously practiced law at Stroock & Stroock & Lavan LLP. She received her J.D. degree from the University of Michigan.

      James A. Reiman, age 48, has served as GMAI's Executive Vice President, Strategic Development/Investor Relations since May 2000. Mr. Reiman was appointed as Executive Vice President of e-Commerce Business Development of GMAI in April 1999. Prior thereto, Mr. Reiman founded and operating TOB Consulting, a firm providing direct marketing and eCommerce consulting services. Since 1980, Mr. Reiman also has been engaged in the practice of law, both independently and with the firm of Barnes & Thurnberg, where he headed the Direct Marketing practice group.

      Advisory Committee

      The Company has an advisory committee (the "Advisory Committee") that includes prominent collectors and other individuals involved in the philatelic and collectibles business, with whom Mr. Manning has developed relationships over the years. The members of the Advisory Committee individually meet from time to time with the Company's Chairman and Chief Executive Officer to discuss current trends or developments in the collectibles market. Members of the Advisory Committee receive no compensation for their services, and their availability is subject to their personal schedules and other time commitments. The Company reimburses members for their reasonable out-of-pocket expenses in serving on the Advisory Committee.

      The Company believes that the members of the Advisory Committee have no fiduciary or other duties, obligations or responsibilities to the Company or its stockholders, and they will not acquire any such duty, obligation or responsibility as a result of any meeting or consultation they may have with management of the Company. Each member of the Advisory Committee has entered into an agreement with the Company which, among other things, confirms that the member has no such duty, obligation or responsibility, but also commits the member to keep confidential and not disclose (or in any manner use for personal benefit or attempt to profit from) any non-public information relating to the Company that the member receives in such capacity, except to the extent that disclosure is required by applicable law or legal process or to the extent the information becomes public other than as a result of a breach of any member's confidentiality agreement. The members serve at will and may resign, or be asked to discontinue their services, at any time.

      The members of the current Advisory Committee and their principal occupations are as follows:

      Sir Ronald Brierley, age 65, is Founder/President of Brierley Investments, Limited, a publicly held New Zealand investment company. Sir Ronald is also Chairman of GPG P/C, an investment company based in London, England. Sir Ronald serves on the boards of Advance Bank, Australia, Ltd., Adriadne Australia Ltd., Australia Oil & Gas Corporation, Ltd., and the Australian Gaslight Company, and he is also a trustee of Sydney Cricket and Sports Ground Trust. Sir Ronald has had a life-long interest in stamps, beginning as a schoolboy, when he formed Kiwi Stamp Company and acquired a dealer's certificate from the New Zealand Stamp Dealers Federation. Sir Ronald has been selling and collecting stamps since that time.

      Robert G. Driscoll, age 71, has been Chief Executive Officer (since 1981) of Barrett & Worthen, Inc. and the Brookman Stamp Company of Bedford, New Hampshire, both of which are engaged in the business of buying and selling stamps. Mr. Driscoll served as Vice President of H.E. Harris Company, a subsidiary of General Mills from 1978 to 1981, after having founded R&R Stamp Company in 1958 and serving as its President until it was sold in 1978 to General Mills. Mr. Driscoll is a past President of the American Stamp Dealers Association (from 1977 to 1978) and is a lifetime member of the American First Day Cover Society. He has been a member of the American Philatelic Society for over 45 years.

      Herbert LaTuchie, age 84, was Chairman of the Board and Chief Executive Officer (from 1954 to 1986) of Modern Builders Supply Company, Inc. and Modern Manufacturing, Inc., the latter of which is one of the ten leading distributors of building products in the United States. Mr. LaTuchie has been a life-long collector of rare stamps, and he also collects sheet music and other paper collectibles.

      Joseph Levy, Jr., age 77, is president of Levy Venture Management, Inc., a real estate development company specializing in automotive retailing real estate. Prior to forming Levy Venture Management, Mr. Levy was President of Walton Chrysler-Plymouth (from 1953 to 1960), the world's largest Chrysler dealership during his tenure as president of the company, and Carol Buick (from 1961 to 1984), the world's largest Buick dealership during his tenure as president. Mr. Levy currently serves on the board of directors of CDW Computer Centers, Inc. (NASDAQ: CDWC), and has served as a director of several banks, including NBD Evanston. He currently sits on the boards of directors/trustees of the following charitable and not for profit corporations: the Chicago Historical Society, Culver Educational Foundation, Evanston Hospital, and the Levy Senior Centers. Mr. Levy is a collector of stamps, coins, watches and other collectibles.

      Hector D. Wiltshire, age 61, is President and CEO of Wiltshire Technologies, Inc., a high technology venture capital and consulting group, and is an experienced collector of rare stamps. Mr. Wiltshire is a member of the Association of Certified and Corporate Accountants (A.C.C.A) and the British Computer Society (M.B.C.S.). Mr. Wiltshire holds degrees in Executive Business Administration and marketing.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires GMAI's directors and executive officers and persons who beneficially own more than ten percent of GMAI's common stock to report their ownership of and transactions in GMAI's common stock to the Securities and Exchange Commission. Copies of these reports are also required to be supplied to GMAI. GMAI believes, based solely on a review of the copies of such reports, that during 2002 all of such persons were in compliance with all applicable Section 16(a) reporting requirements.

      There are no family relationships among any of GMAI's directors or executive officers.


EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth, for the last three fiscal years, the compensation earned for services rendered in all capacities by GMAI's chief executive officer and the other four highest-paid executive officers serving as such at the end of whose compensation for that fiscal year was in excess of $100,000, as well as the compensation earned by any executive officer who would otherwise have been included in this table on the basis of salary and bonus in fiscal year 2002 but who resigned or terminated employment during that year. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer of GMAI received compensation in excess of $100,000 during fiscal year 2002.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Long Term Compensation
                                                                                                                      Awards:
                                                              Annual Compensation                             Securities Underlying
                                                                                           Other Annual              Options (#)
       Name and Principal Position            Year        Salary ($)      Bonus ($)        Compensation
-----------------------------------------------------------------------------------------------------------------------------------
Greg Manning (1)                              2002           332,500        50,000            58,719(2)              10,000 (4)
Chairman of the Board, Chief                  2001           332,500        50,000           215,313(2)                 None
Executive Officer and President               2000           225,347          None           94,922(2)              175,000 (4)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas A. Davanzo                             2002           160,000         5,000                   (3)               10,000
Chief Operating Officer (5)                   2001           141,154          None                   (3)               70,000
                                              2000            38,462          None                   (3)                None
-----------------------------------------------------------------------------------------------------------------------------------
Gregory N. Roberts (1)                        2002           300,000        50,000                   (3)            510,000 (4)
President, Spectrum                           2001           285,000          None                   (3)              15,000 (4)
Numismatics, Inc.                             2000           199,268        46,125                   (3)            150,000 (4)
-----------------------------------------------------------------------------------------------------------------------------------
Larry Crawford (1)                            2002           150,000          None                   (3)               10,000
Executive Vice President and Chief            2001            23,077          None                   (3)               40,000
Financial Officer                             2000               N/A           N/A                   N/A                N/A
-----------------------------------------------------------------------------------------------------------------------------------
Carol Meltzer,                                2002           106,310          None                   (3)               5,000
General Counsel                               2001             6,030          None                   (3)                None
                                              2000            17,600          None                   (3)                None
-----------------------------------------------------------------------------------------------------------------------------------

(1)   See "Employment Agreements and Insurance," below.

(2) Represents (1) a non-accountable expense allowance equal to $25,000, (2) the value of the use of certain automobiles, and (3) amounts earned as guarantee fees (see "Certain Relationships and Related Transactions"); such amount aggregated $188,813 in fiscal 2001 and $32,219 in fiscal 2002.

(3) GMAI has concluded that the aggregate amount of perquisites and other personal benefits, if any, paid did not exceed the lesser of 10% of the Named Officer's total annual salary and bonus for this fiscal year and $50,000; so that amount is not included in the table.

(4) These options were cancelled effective July 31, 2002 pursuant to the Company's exchange offer. The Company has agreed to issue the same number of new options on or about February 4, 2003, which will be exercisable at the then-current market price and will vest 50% immediately and 25% on each of the first and second anniversaries of the date of grant. See SC TO-I/A, filed on August 5, 2002 with the Securities and Exchange Commission.

(5) Mr. Davanzo resigned as Chief Operating Officer in December 2001 and from all positions with the company in August 2002.

      GMAI has no long-term incentive plan.

Option Grants Table for Fiscal 2002

      The following table contains information concerning the grant of stock options under the 1997 Stock Incentive Plan to the Named Officers during the fiscal year. No stock appreciation rights were granted during the year.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Potential Realizable Value
                                                    Individual Grants                                     at Assumed Annual Rates of
                                                                                                          Stock Price Appreciation
                                                                                                               for Option Term
------------------------- ---------------------------- ---------------------------- ------------------    --------------------------
                        Number of Securities     % of Underlying
                         Underlying Options/   Options/SARs Granted to     Exercise Price   Expiration
Name                       SARs Granted(#)      Employees in Fiscal Year     ($/Share)         Date          5% ($)       10% ($)
-----------------------  -------------------   -------------------------  --------------    -----------   ------------   -----------

Greg Manning (1)                10,000                 1.5%                     1.75           1/24/12         6,100       20,100
------------------------------------------------------------------------------------------------------------------------------------
Gregory N. Roberts              10,000                 1.5%                     1.75           1/24/12         6,100       20,100
(1)                            500,000                73.0%                     2.00           6/17/12       180,000      880,000
------------------------------------------------------------------------------------------------------------------------------------
Thomas Davanzo                  10,000                 1.5%                     1.75           1/24/12           N/A          N/A
(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
Larry Crawford (1)              10,000                 1.5%                     1.75           1/24/12         6,100       20,100
------------------------------------------------------------------------------------------------------------------------------------
Carol Meltzer (1)                5,000                  .8%                     1.75           1/24/12         3,050       10,050
------------------------------------------------------------------------------------------------------------------------------------

(1) All options are subject to a four-year vesting period, in substantially equal installments.

(2) Mr. Davanzo resigned as Chief Operating Officer in December 2001 and from all positions with the company in August 2002. Pursuant to the stock option agreement, all outstanding options held by Mr. Davanzo have terminated.

(3) These options were cancelled effective July 31, 2002 pursuant to the Company's exchange offer. The Company has agreed to issue the same number of new options on or about February 4, 2003, which will be exercisable at the then-current market price and will vest 50% immediately and 25% on each of the first and second anniversaries of the date of grant. See SC TO-I/A, filed on August 5, 2002 with the Securities and Exchange Commission.

Aggregated  Option  Exercises in Last Fiscal Year and Fiscal  Year-End  Option
Values

      The following table sets forth information regarding the exercise of stock options during the last fiscal year by the Named Officers in the Summary Compensation Table above and the fiscal year-end value of unexercised options.


----------------------------------------------------------------------------------------------------------------------------
                                                                              Number of                   Value of
                                                                              Securities              Unexercised In-
                                                                              Underlying                 The-Money
                                                                             Unexercised            Options at June 30,
                                                                         Options at June 30,               2002
                                    Shares                                      2002
                                  Acquired on           Value                Exercisable/               Exercisable/
        Name                       Exercise           Realized (1)         Unexercisable (#)         Unexercisable ($)(2)
----------------------------------------------------------------------------------------------------------------------------
Greg Manning                         None                N/A              231,250/53,750 (2)            7,500/0 (2)
----------------------------------------------------------------------------------------------------------------------------
Gregory N. Roberts                   None                N/A              82,500/592,500 (2)              0/0 (2)
----------------------------------------------------------------------------------------------------------------------------
Thomas Davanzo                       None                N/A                22,500/57,500                   0/0
----------------------------------------------------------------------------------------------------------------------------
Larry Crawford                       None                N/A                10,000/40,000                  3750/0
----------------------------------------------------------------------------------------------------------------------------
Carol Meltzer                        None                N/A                 5,000/5,000                    0/0
----------------------------------------------------------------------------------------------------------------------------

(1) Represents the aggregate market value of the shares converted by the options on the date of exercise less the aggregate exercise price paid by the executive.

      Assumes a fair market value for GMAI's common stock of $1.45, the closing market price per share of GMAI's common stock as reported by NASDAQ on June 30, 2002.

(2) Certain of these options were cancelled effective July 31, 2002 pursuant to the Company's exchange offer. The Company has agreed to issue the same number of new options on or about February 4, 2003, which will be exercisable at the then-current market price and will vest 50% immediately and 25% on each of the first and second anniversaries of the date of grant. See SC TO-I/A, filed on August 5, 2002 with the Securities and Exchange Commission.

Compensation of Directors

      GMAI currently reimburses each director for expenses incurred in connection with his attendance at each meeting of the board of directors or a committee on which he serves.

Employment Agreements and Insurance

            GMAI is a party to an employment agreement with Mr. Manning, providing for his services as President and Chief Executive Officer. As amended, the agreement provided for a base salary of $350,000 per annum, a bonus equal to not less than $50,000 per annum, and a term through June 30, 2002. Mr. Manning is continuing to perform under the terms of his old contract and the parties expect a new agreement to be entered into shortly.

      GMAI has entered into a two-year employment agreement with Mr. Crawford to serve as Chief Financial Officer, effective April 23, 2001. The agreement provides for a salary of $150,000 per annum, plus a quarterly bonus of $12,500 in the event GMAI's pre-tax income (as defined) equals or exceeds $50,000.

      Mr. Roberts has entered into an employment agreement providing for his services as President of Spectrum, which originally terminated on February 18, 2005. The agreement provides for a salary of

$300,000 per annum, increasing to $400,000 per annum effective February 18, 2004. In June 2002, the Company entered into an amendment to the employment agreement with Mr. Roberts. Under the terms of the amendment, the employment term has been extended for an additional three years, to February 18, 2008; Mr. Roberts is entitled to receive a salary of $500,000 for the sixth year, $550,000 for the seventh year, and $600,000 for the eighth year; and Mr. Roberts was granted an additional 500,000 stock options, which were exercisable at $2.00 per share and vested over four years. (These options were cancelled pursuant to the Company's exchange offer. See footnote 3 to the "Option Grants Table for Fiscal 2002", above.) Mr. Roberts also received a loan in the amount of $600,000 the repayment of which can be forgiven under certain circumstances.

      Each of Messrs. Manning, Crawford and Roberts is eligible to participate in any employee benefit plan and fringe benefit programs, if any, as GMAI may from time to time provide to its senior employees generally. Each of such individuals is also entitled to certain other benefits, including those payable in the event of termination of employment under certain circumstances.

      GMAI currently maintains term life insurance policies on the lives of certain key employees, including Mr. Manning and Mr. Roberts. These policies allow for coverage of up to $7,000,000, with the benefits payable to GMAI.

      GMAI offers basic health, major medical and life insurance to its employees. GMAI maintains an employee savings plan under Section 401(k) of the Internal Revenue Code. Employees are eligible to participate in the plan after six months of service and become fully vested after five years of service. Employee contributions are discretionary to a maximum of 15% of compensation. For the fiscal year ended June 30, 2002, GMAI contributed an amount equal to 10% of all eligible contributions by employees, up to a maximum annual contribution of $500 per participating employee.

        GMAI has adopted no other retirement, pension or similar program.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information known to GMAI with respect to the beneficial ownership of GMAI common stock as of October 24, 2002, by (1) all persons who are beneficial owners of 5% or more of GMAI common stock,
(2) each director and nominee, (3) the Named Officers in the Summary Compensation Table above, and (4) all directors and executive officers as a group.

      The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of October 24, 2002, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Security Ownership of Certain Beneficial Owners

-----------------------------------------------------------------------------
   Name and Address of                  Amount and Nature
     Beneficial Owner                     of Beneficial         Percent of
                                           Ownership           Common Stock
-----------------------------------------------------------------------------
Greg Manning (1)
775 Passaic Avenue                           1,700,000              13.3%
West Caldwell, New Jersey
07006

Auctentia, S.A.(2)                           5,450,886              42.9%
Lagasca 88
Madrid, Spain 28001

The Tailwind Fund, Ltd.(3)                     758,436               6.0%
Windermere House
404 East Bay Street
P.O. Box SS-5539
British Virgin Isles
-----------------------------------------------------------------------------

(1) Includes options to purchase 100,000 shares granted pursuant to the Plans, which are exercisable within 60 days of October 24, 2002.

(2) Auctentia, S.A. is wholly owned by Afinsa Bienes Tangibles S.A. Includes 126,833 shares into which the 126,833 warrants held by Auctentia may be exercised and 15,000 shares into which options granted to Mr. de Figueiredo may be exercised. Based on information contained in the Amendment to Schedule 13D filed by Afinsa with the Securities and Exchange Commission, dated June 20, 2002, and information contained in GMAI's records.

(3) Based on information contained in Schedule 13G filed with the Securities and Exchange Commission dated as of June 30, 2001.

Security Ownership of Certain Beneficial Owners and Management


---------------------------------------------------------------------------------------------
         Name and Address of                 Amount and Nature of         Percent of
          Beneficial Owner                  eneficial Ownership (1)     Common Stock (2)
---------------------------------------------------------------------------------------------
Greg Manning (3)
775 Passaic Avenue                               1,700,000                   13.3%
West Caldwell, New Jersey  07006
---------------------------------------------------------------------------------------------
Albertino de Figueiredo (4)                      5,450,886                   42.9%
Lagasca 88
Madrid, Spain 28001
---------------------------------------------------------------------------------------------
Gregory N. Roberts (5)                             530,526                    4.2%
775 Passaic Avenue
West Caldwell, New Jersey  07006
---------------------------------------------------------------------------------------------
Scott S. Rosenblum (6)                              19,000
919 Third Avenue
New York, New York 10022                                                       *
---------------------------------------------------------------------------------------------
Anthony Bongiovanni (7)                             15,000                     *
104 Broadway
Denville, New Jersey 07866

---------------------------------------------------------------------------------------------
Larry Crawford (11)                                 10,000                     *
775 Passaic Avenue
West Caldwell,New Jersey  07006
---------------------------------------------------------------------------------------------
Carol Meltzer (8)                                    5,000                     *
775 Passaic Avenue
West Caldwell, New Jersey 07006
---------------------------------------------------------------------------------------------
James Reiman (9)                                    20,500
775 Passaic Avenue
West Caldwell, New Jersey  07006                                               *
---------------------------------------------------------------------------------------------
Mark B. Segall                                           0
Investec Ernst & Company
New York, New York  10004                                                      *
---------------------------------------------------------------------------------------------
Esteban Perez (10)                                     (10)                   (10)
Joaquin Maria Lopez
8 bis - 28015 Madrid, Spain
---------------------------------------------------------------------------------------------
James M. Davin                                           0                     *
630 Fifth Avenue
Suite 1965
New York, New York  10111
---------------------------------------------------------------------------------------------
All Executive Officers and Directors,            7,750,912                   60.2%
as a group
---------------------------------------------------------------------------------------------

*  Less than 1%

(1) Except as otherwise indicated below, each named person has voting and investment power with respect to the securities owned by them.

(2) Based on 12,703,304 shares outstanding at October 24, 2002, calculated in accordance with Rule 13d-3(d)(1)(I) under the Exchange Act.

(3) Includes 1,600,000 shares of common stock and options exercisable within 60 days of October 24, 2002 to purchase 100.,000 shares of common stock granted pursuant to the 1993 and 1997 Plans.

(4) Includes 5,435,886 shares owned by Auctentia, which is wholly owned by Afinsa. Mr. De Figueiredo owns 50% of the outstanding shares of common stock of Afinsa. Also includes options exercisable within 60 days of October 24, 2002, to purchase 15,000 shares of common stock. Does not include 126,833 shares into which the 126,833 warrants held by Auctentia may be exercised.

(5)   Includes 530,526 shares of common stock.

(6) Includes 4,000 shares of common stock and options exercisable within 60 days of October 24, 2002, to purchase 15,000 shares of common stock.

(7) Includes options exercisable within 60 days of October 24, 2002, to purchase 15,000 shares of common stock.

(8) Includes options exercisable within 60 days of October 24, 2002, to purchase 5,000 shares of common stock (but does not include options not exercisable within 60 days of October 24, 2002, to purchase 5,000 shares of common stock) granted pursuant to the 1997 Plan.

(9) Includes 10,500 shares of common stock owned by members of Mr. Reiman's immediate family and options exercisable within 60 days of October 24, 2002, to purchase 10,000 shares of common stock.

(10) Does not include options not exercisable within 60 days of October 24, 2002, to purchase 10,000 shares of common stock granted to Mr. Perez pursuant to the 1997 Plan. Mr. Perez is Chairman of the Board of Directors of Auctentia. Auctentia is wholly owned by Afinsa. The shares of common stock beneficially owned by Auctentia are included in the figures set forth for Mr. de Figueiredo, above.

(11) Includes options exercisable within 60 days of October 24, 2002, to purchase 10,000 shares of common stock (but does not include options not exercisable within 60 days of October 24, 2002, to purchase 40,000 shares of common stock) granted pursuant to the 1997 Plan.

      Certain of these individual are entitled to receive additional options on or about February 4, 2003, pursuant to the Company's exchange offer. See SC TO-I/A, filed on August 5, 2002 with the Securities and Exchange Commission.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During June 2002, the Company entered into a letter of intent relating to series of transactions with Afinsa and Auctentia, as a result of which the Company is expected to add $26 million in equity in the form of cash, inventory and multiple businesses, in exchange for shares of GMAI's common stock. Auctentia currently owns approximately 43% of the common stock of GMAI. If the transaction is completed, the Company expects that Auctentia or an affiliate will own approximately 70% of its common stock. It is currently anticipated that the businesses to be sold to GMAI will include businesses focused on philatelic and numismatic collecting, including, among others, Afinsa Auctions, Heinrich Kohler and de Rosa Group International; businesses focused on the fine arts market, including, among others, art alleries and Finarte Espana Auction; as well as the online operations of Centrodearte, DooCollect and Mercart. The letter of intent, which is non-binding, provides for the parties to immediately start negotiating a definitive purchase agreement and complete the due diligence process. This process is ongoing. It is expected that the transaction will close by the quarter ended March 31, 2003. The purchase agreement will contain usual and customary conditions to closing, including obtaining shareholder approval of the transaction and any required regulatory approvals. There can be no assurance that the proposed transaction will be consummated, or if consummated, on the terms described above.

      Esteban Perez, a director of GMAI, is Chairman of the Board of Directors of Auctentia. Albertino de Figueiredo, also a director of GMAI, is Chairman of the Board of Directors of Afinsa and owns 50% of the outstanding shares of common stock of Afinsa. At October 24, 2002, Auctentia held 5,450,886 shares of common stock of GMAI, representing 42.9% of the total number of shares outstanding as of October 24, 2002, including 126,833 shares into which the 126,833 warrants held by Auctentia may be exercised, according to the Amendment to Schedule 13D filed by Afinsa with the Securities and Exchange Commission, dated June 20, 2002, and GMAI's records.

      The Company accepts rare stamps and other collectibles for sale at auction on a consignment basis from Collectibles Realty Management, Inc. ("CRM") which is owned by Greg Manning. Such stamps and collectibles have been auctioned by the Company or sold at private treaty under substantially the same terms as for third party customers. The Company charges CRM a seller's commission. In the case of auction, the hammer price of the sale, less the seller's commission (for lots valued at under $100; no seller's commission is payable for lots valued at over $100), is paid to CRM upon successful sale, and in the case of private treaty, the net price after selling commissions is paid to CRM. For the last fiscal year, such auction and private treaty sales (net of commission) were not material.

      Scott S. Rosenblum, a director of the Company, is a partner of the law firm Kramer, Levin, Naftalis & Frankel, LLP, which provides legal services to the Company. Anthony L. Bongiovanni, Jr., also a director of the Company, is president of Micro Strategies, Incorporated, which provides computer services to the Company. For the last fiscal year, expenditures for services rendered by Kramer, Levin, Naftalis & Frankel LLP and Micro Strategies, Incorporated were approximately $308,000 and $281,000, respectively.

      On June 17, 2002, the Company entered into an amendment to the employment agreement with Mr. Roberts, a director of the Company. (See "Employment Agreements and Insurance", above.) In connection with the amendment, the Company made available to Mr. Roberts a non-interest bearing loan in the amount of $600,000. The loan is required to be repaid on an annual basis in three equal installments commencing February 18, 2006; provided that if Mr. Roberts is employed by the Company on the date that an installment is due, that installment payment will be forgiven, and that if his employment is terminated for death, disability, without cause or with good reason (as defined), then the entire loan will be forgiven at the date of termination. If Mr. Roberts' employment terminates for cause or without good reason, then the outstanding amount of the loan will accelerate and be due and payable within 30 days of the date of termination. An aggregate of $200,00 has been disbursed under the loan agreement to date. In addition, in March 2002, the Company made a loan to Mr. Roberts in the amount of $50,000, bearing interest at the rate of 7% per annum. The board of directors subsequently determined to forgive the repayment of this loan (and all accrued interest) and to allow Mr. Roberts to retain the proceeds as additional compensation. The Company also paid Mr. Roberts a loan guarantee fee of $9,000.

      In the last fiscal year, sales of approximately $54,000 (less than 1% of revenues) were made to an equity method investee of the Company, former stockholders of Spectrum, and/or entities in which they had an ownership interest, all of whom are current stockholders of the Company. Payments made to these entities approximated $6,000 for the last fiscal year.

      The board of directors has agreed to pay Mr. Manning a fee in connection with Mr. Manning's guarantee of certain indebtedness of Spectrum, equal to 3% per annum of the average loan balance outstanding each month. During the year ended June 30, 2002, GMAI paid Mr. Manning approximately $32,000 in debt guarantee fees.

PROPOSAL 2 - APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The board of directors proposes the ratification by the stockholders at the Annual Meeting of the accounting firm of Amper, Politziner & Mattia P.C. ("AMP") as independent public accountant for the year ending June 30, 2003. APM also served as the Company's independent public accountant for the years ended June 30, 2002, 2001 and 2000. One or more representatives of APM are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

Fees Paid to Amper Politziner & Mattia P.C.

The following table shows the fees paid or accrued by the Company for the audit and other services provided by APM for fiscal year 2002.

Audit Fees (1).........................................  $139,000
All Other Fees (2).....................................  $ 83,000
Total .................................................  $222,000

------------------------

(1) Audit services of APM for 2002 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements and filings with the Securities and Exchange Commission.

(2) "All Other Fees" includes $18,000 for other filings and reviews and $65,000 for tax services.

      In its review of non-audit services fees, the Audit Committee discussed with APM its independence and considered, among other things, the possible effect of such services on the auditor's independence.

      Shareholder ratification of the selection of AMP as the Company's independent public accountant is not required by the Company's Bylaws or otherwise. However, the board is submitting the selection of APM to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the board of directors will consider whether to retain that firm. Even if the selection is ratified, the board of directors in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

      This proposal requires the affirmative vote of a majority of the shares of common stock present at the annual meeting (or represented by proxy) and entitled to vote thereon.

      The Board of Directors recommends that stockholders vote FOR ratification of the appointment of Amper, Politziner & Mattia P.C.

PROPOSAL 3 - CERTAIN AMENDMENTS TO THE 1997 STOCK OPTION PLAN

      General. In 1993, GMAI's board of directors adopted and GMAI's shareholders approved the 1993 Stock Option Plan, as amended (the "1993 Plan"), which provided for the granting of options to purchase up to 650,000 shares of common stock. Under the 1993 Plan, the board has made grants of options as a means of providing incentives to officers, employees and consultants, enabling them to realize compensation based on increases in shareholder value. Grants have been made to persons who have been, and are expected to continue to be, important in helping GMAI achieve and continue its rapid growth. In 1997, GMAI's board of directors adopted and GMAI's shareholders approved the 1997 Stock Incentive Plan, as amended (the "1997 Plan") which, among other things, increased the number of shares available to be issued under the 1993 Plan and the 1997 Plan to 850,000 in the aggregate. Awards under the 1997 Plan may be made in the form of (1) incentive stock options, (2) non-qualified stock options, (3) stock appreciation rights, (4) restricted stock, (5) restricted stock units, (6) dividend equivalent rights and (7) other stock-based awards. Awards may be made to such directors, officers and other employees of GMAI and its subsidiaries (including employees who are directors and prospective employees who become employees), and to such consultants to GMAI and its subsidiaries, as the board committee in its discretion selects. As a result of subsequent amendments adopted by GMAI's board of directors and approved by GMAI's shareholders, the aggregate number authorized to be issued under the plans is currently 2,250,000 in the aggregate.

      Amendment to Increase the Number of Shares Available for Issuance by 1,250,000 to an Aggregate of 3,500,000. The board of directors believes that in light of GMAI's continuing growth, the possibility that it may make acquisitions in the future, and its need to continue to attract and retain talented employees, including senior executives, GMAI will in the next few years need to grant options to purchase a greater number of shares than remain authorized under the 1997 Plan. GMAI's failure to make available such grants when necessary would, in the board's judgment, harm GMAI's future growth and profitability. Accordingly, the board of directors has approved, subject to shareholder approval, the following amendment to the first sentence of Section 1.5.1 of the 1997 Plan, which would increase the number of shares available for issuance under the 1997 Plan and the 1993 Plan by 1,250,000, to an aggregate of 3,500,000:

      "1.5.1 The total number of shares of common stock of the Company, par value $.01 per share ("Common Stock") which may be issued in connection with awards granted under the Plan shall, together with any shares issued in connection with awards granted under the Greg Manning Auctions, Inc. 1993 Stock Option Plan, as amended (the "1993 Plan"), not exceed 3,500,000."

      Amendment to Increase the Number of Shares Available for Issuance to Any One Employee from 200,000 Shares to 550,000 Shares. Under the 1997 Plan, the total number of shares of common stock with respect to which stock options and stock appreciation rights may be granted to any one employee of GMAI or a subsidiary during any one-year period cannot exceed 200,000. The board believes that just as it needs to increase the number of shares available for issuance under the 1993 Plan and the 1997 Plan in order to remain competitive, it also needs to raise the maximum number of options that it may grant to any one employee in any given one-year period. The immediate need for this amendment is that, subject to shareholder ratification, as part of the contract amendment entered into with Gregory N. Roberts and his subsequent participation in the Company's exchange offer, the board has agreed to grant Mr. Roberts an additional 500,000 options in February 2003.

      Accordingly, the board of directors has approved, subject to shareholder approval, the following amendment to Section 1.5.2 of the 1997 Plan:

      "1.5.2 The total number of shares of Common Stock with respect to which stock options and stock appreciation rights may be granted to any one employee of the Company or a subsidiary during any one-year period shall not exceed 550,000."

The Board of Directors recommends that stockholders vote FOR the approval of the above amendments to the 1997 Plan.


SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be considered as of the next annual meeting of stockholders must be received by GMAI, addressed to the attention of GMAI's corporate secretary, at its offices at 775 Passaic Avenue, West Caldwell, New Jersey 07006, no later than 120 days prior to the first anniversary of the date of this proxy statement, in order to be included in GMAI's proxy statement relating to that meeting.


OTHER BUSINESS

      The board of directors is not aware of any other matter that is to be presented to stockholders for formal action at the annual meeting. If, however, any other matter properly comes before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy card to vote proxies in accordance with their judgement on such matters.


OTHER INFORMATION

      Although it has entered into no formal agreements to do so, GMAI will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the board of directors will be borne by GMAI. Proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission, or special letter by directors, officers and regular employees of GMAI without additional compensation.

      It is important that your stock be represented at the annual meeting whether or not you expect to attend. The board of directors urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid reply envelope. Your cooperation as a shareholder, regardless of the number of shares of stock you own, will reduce the expenses incident to a follow-up solicitation of proxies.

      If you have any questions about voting your shares, please telephone GMAI at (973) 882-0004.

                                          Sincerely,


                                          /s/ Martha Husick
                                          MARTHA HUSICK
                                          Secretary

West Caldwell, New Jersey
October 25, 2002

ANNEX A


                           GREG MANNING AUCTIONS, INC.


                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS



I.    STATEMENT OF POLICY


      The Audit Committee is appointed by the Board of Directors (the "Board") to provide assistance to the Board in fulfilling their responsibility to the stockholders, potential stockholders, and the investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication among the Board, the independent accountants, and the financial management of the Company.


      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent accountants as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.


II.   COMPOSITION AND MEETINGS


      Audit Committee members shall meet the requirements for inclusion in NASDAQ. The Audit Committee shall be comprised of three or more directors as determined by the Board. The Committee shall be composed solely of independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Notwithstanding the previous sentence, one director who is not independent and is not a current employee, or an immediate family member of such employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.


      Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

      The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent accountants and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed.


      The Audit Committee shall also provide sufficient opportunity for the independent accountants to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent accountants' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent accountants received during the course of the audit.


III.  SCOPE OF RESPONSIBILITIES
                               -

A.    Review Procedures

1. The Audit Committee shall review and assess the adequacy of this Charter at least annually. The Audit Committee shall submit the Charter to the Board for approval and have the document published at least every three years in accordance with SEC regulations.

2. The Audit Committee shall review the Company's annual financial statements prior to filing or distribution. Review should include discussion with management and independent accountants of significant issues regarding accounting principles, practices, and judgments.

3. The Audit Committee shall review the financial statements prepared by the Company's management at the end of each fiscal quarter. This review shall involve the detailed review of all material amounts and transactions which have occurred during the period under review. Management shall present such financial statements to the members of the Audit Committee before they are submitted to the Securities and Exchange Commission. The Audit Committee shall discuss all items which have come to the attention of the independent accountants which, in their opinion, warrant discussion with the Audit Committee.

4. The Audit Committee shall review with the independent accountants and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and shall elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

5. No financial statements shall be released to either the Securities and Exchange Commission or to the public (i.e. through a press release) without the prior approval of the Audit Committee.

B.    Independent Accountant's Responsibility to the Audit Committee
      --------------------------------------------------------------

      The independent accountants shall present to the Audit Committee at the end of each fiscal quarter, and before the authorization of the Audit Committee to management for release, their assessment of the financial statements, together with a summary of the audit work performed to satisfy themselves of the accuracy of such statements.

C.    Responsibility of the Audit Committee as to the Independent Accountants
      -----------------------------------------------------------------------

1. The independent accountants are ultimately accountable to the Board and to the Audit Committee, as representatives of the stockholders. The Audit Committee shall, at least annually, review the performance and independence of the independent accountants, and shall present to the Board, at least annually, a report of their findings as to the performance and independence of the independent accountants, together with their recommendations for either reinstatement of the independent accountants or their replacement. It is the ultimate authority and responsibility of the Board and the Audit Committee to select, evaluate, and, where appropriate, replace the independent accountants or nominate the independent accountants to be proposed for shareholder approval in any proxy statement.

2. The Audit Committee shall ensure its receipt of the formal written statement of the independent accountants delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard 1, shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountants, and shall take, or recommend that the full board take, appropriate action to oversee the independence of the independent accountants.

3. The Audit Committee shall review the independent accountants' audit plan, discussing scope, staffing, locations, reliance upon management, and general audit approach.

4. Prior to releasing year-end earnings, the Audit Committee shall discuss with the independent accountants the results of the audit and certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

D.    Other Responsibilities

1. The Audit Committee shall annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

2. The Audit Committee shall perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

3. The Audit Committee shall maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

                                   PROXY CARD

                           GREG MANNING AUCTIONS, INC.

                         ANNUAL meeting of STOCKholders



                      THIS PROXY IS SOLICITED ON BEHALF OF

                             THE BOARD OF DIRECTORS

      The undersigned stockholder of Greg Manning Auctions, Inc. ("GMAI") hereby revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders and the related proxy statement, and appoints Greg Manning and Larry Crawford, and each of them, as proxies of the undersigned, with full power of substitution to vote all shares of GMAI's common stock that the undersigned is entitled to vote at the annual meeting of stockholders to be held at the Radisson Hotel & Suites, 690 Route 46 East, Fairfield, New Jersey 07004, on Wednesday, December 11, 2002, at 10:00 AM Eastern Standard Time. and at any adjournments thereof. The shares represented by the proxy may only be voted in the manner specified below.

1. To elect two directors to serve for terms of three years and until their respective successors have been duly elected and qualified.

            FOR To WITHHOLD authority to vote for any nominees, enter their name or names below:

Gregory N. Roberts      |_|   _____________________________________________

Mark B. Segall          |_|   _____________________________________________

2. To ratify the appointment of Amper, Politziner & Mattia P.C. as GMAI's independent public accountants for the fiscal year ending June 30, 2003.

            FOR |_|           AGAINST |_|       ABSTAIN |_|

3. To approve the following amendments to GMAI's 1997 Stock Incentive Plan, as amended:

      o an amendment to increase from 2,250,000 to 3,500,000 the total umber of shares that GMAI may issue under GMAI's 1993 Stock Option Plan and GMAI's 1997 Stock Incentive Plan, as amended; and

      o an amendment to increase from 200,000 to 550,000 the total number of shares that GMAI may issue in any given year to an individual employee of GMAI under the 1997 Stock Incentive Plan, as amended.

            FOR |_|           AGAINST |_|       ABSTAIN |_|

4. To transact such other business as may properly come before the annual meeting and any adjournment or adjournments thereof.

            FOR |_|           AGAINST |_|       ABSTAIN |_|

      The board of directors recommends you vote "FOR" the above proposals.

      This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal.


                        (Continued on the other side.)

      PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

      Please print the shareholder name exactly as it appears on this proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.

                                    Dated: ____________, 2002


                                    ------------------------------------------
                                    (Print Name)


                                    ------------------------------------------
                                    (Authorized Signature)


      I plan to attend the annual meeting in person:

                        |_|   Yes

                        |_|   No

          Supplement to Proxy Statement of Greg Manning Auctions, Inc.,
          -------------------------------------------------------------


      The following is a supplement to and should be read in conjunction with the Proxy Statement of Greg Manning Auctions, Inc. ("GMAI" or the "Company"), dated October 25, 2002.

Equity Compensation Plan Information

        The following table provides information as of June 30, 2002 with respect to the shares of the Company's common stock that may be issued under the Company's existing equity compensation plans.


----------------------------------  ------------------------    ----------------------  ---------------------------
                                             (a)                         (b)                      (c)

                                                                                           Number of securities
                                                                                           remaining available
                                      Number of securities          eighted-average        for future issuance
                                        to be issued                 exercise price           under equity
                                      upon exercise of              of outstanding          compensation plans
                                      outstanding options,         options, warrants       (excluding securities
Plan category                         warrants and rights             and rights          reflected in column (a))
----------------------------------  ------------------------    ----------------------  ---------------------------
Equity compensation plans                  2,052,000                      $6.12                    984,250
approved by security holders
(1)(2)

----------------------------------  ------------------------    ----------------------  ---------------------------
Equity compensation plans not
approved by security holders                   -                            -                         -
----------------------------------  ------------------------    ----------------------  ---------------------------
 Total                                     2,052,000                      $6.12                    984,250
----------------------------------  ------------------------    ----------------------  ---------------------------

(1) Consists of the 1993 Stock Option Plan, as amended and the 1997 Stock Incentive Plan, as amended.

(2) The Board of Directors of GMAI approved an amendment to its 1997 Stock Incentive Plan, as amended, to increase from 2,250,000 to 3,500,000 the total number of shares that GMAI may issue under its 1993 Stock Option Plan and its 1997 Stock Incentive Plan. This amendment is subject to shareholder ratification and is included in this proxy statement.


Dated:  October 25, 2002